Convertible Note Payable	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Convertible Note Payable

E. Convertible Note Payable

On February 15, 2013, the Company entered into a convertible note payable agreement for $1 million. The convertible note payable was made up of $10,000 increments, of which 100 increments were issued to existing stockholders of the Company and other third parties. The convertible note accrued 10% annual interest and had a contingent 15% beneficial conversion upon the next equity financing of at least $10 million.

In connection with the Merger, the convertible note of $1.0 million principal and accrued interest of approximately $63,000 was converted to 319,236 shares of common stock.